SUNAMERICA STYLE SELECT SERIES, INC.
                           Asset Allocation Strategies

               Supplement to the Prospectus dated November 8, 2002


         Under the section entitled "Selecting a Share Class" on page 9 of the Prospectus, the second sentence of the second paragraph is replaced with the following:

         An investor may purchase Class B shares up to $250,000 in any one purchase.

         Also, under the section entitled "Selecting a Share Class" on page 9 the fifth bullet point under "Class B" is replaced in its entirety with the following:

             o Purchases in an amount over $250,000 will not be permitted. You should consult your financial adviser to determine whether other share classes are more beneficial given your circumstances.

         In addition, the following paragraph is added to the section entitled "Reducing your Class A sales charges" on page 10 of the Prospectus:

         If you maintain brokerage accounts with multiple financial advisers, you may be entitled to a lower front-end sales load by aggregating the investments in those brokerage accounts. Please provide your account information to your financial adviser(s) to see if you may be eligible for a sales charge reduction.

         Effective September 1, 2003, the Net Asset Value Transfer Program is no longer being offered.

Dated: July 15, 2003